MACQUARIE INFRASTRUCTURE COMPANY LLC
INDEPENDENT DIRECTORS EQUITY PLAN

1.	Purpose of the Plan

The purpose of the Macquarie Infrastructure Company LLC Independent Directors Equity Plan (the “Plan”) is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining Independent Directors of outstanding ability.

2.	Definitions

For purposes of the Plan, the following capitalized words shall have the meanings set forth below:

“Administrator” means the individual or individuals who administer the Plan or the individual or individuals to whom authority has been delegated to administer the Plan in accordance with Section 3 below.

“Annual Grant” means an Award as described in Section 6(c) below.

“Annual Meeting” means the annual meeting of the shareholders of the Trust, or in the event that the Trust is not in existence, the annual meeting of the Company’s members.

“Award” means an award of Director Stock Units as a fee for the Independent Director’s services on the Board.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Chairman of the Board” means the Chairman of the Board.

“Business Combination” has the meaning set forth in the LLC Agreement.

“Company” means Macquarie Infrastructure Company LLC, a Delaware limited liability company, or any successor thereto.

“Director Account” means the bookkeeping record established for each Independent Director. A Director Account is established only for purposes of measuring the value of the Company’s obligation to an Independent Director in respect of Director Stock Units and not to segregate assets or to identify assets that may be used to settle Director Stock Units.

“Director Stock Unit” means an unsecured promise of the Company to transfer to the applicable Independent Director one Share in the future on the settlement date, subject to the satisfaction of the terms and conditions specified in the Plan and the applicable award document, granted to an Independent Director pursuant to Section 6 hereof as a fee for the Independent Director’s services on the Board. A Director Stock Unit shall be settled exclusively in Shares.

“Effective Date” means the effective date of the Plan provided for in Section 8 below.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of a Share as of any date means: (i) the average of the closing sale price of a Share during the ten (10)-day period immediately preceding the date in question on the New York Stock Exchange, or if the Shares are not traded on the New York Stock Exchange, or any other national securities exchange on which the Shares are traded or, if the Shares are not traded on any other exchange and are regularly quoted on the NASDAQ National Market System, the average of the closing bid price of the Shares during the ten (10)-day period immediately preceding the date in question on the NASDAQ National Market System if the Shares are admitted for quotation thereon; (ii) if the Shares are not traded on any exchange or regularly quoted on the NASDAQ National Market System, the mean between the closing bid and asked prices of the Shares in the over-the-counter market; or (iii) if those bid and asked prices are not available, then the fair market value as reported by any nationally recognized quotation service selected by the Administrator or as determined by the Administrator.

“Independent Director” means a member of the Board who is not an employee of the Company, any of the Company’s Subsidiaries or other affiliates thereof or the Manager, and who is considered to be “independent” with respect to the Company pursuant to the Company’s governance policy, as amended from time to time.

“IPO” means a public offering of the Shares pursuant to an effective registration statement under the Securities Act, or any other transaction resulting in the Shares being registered under Section 12 of the Exchange Act.

“IPO Grant” means an Award as described in Section 6(b) below.

“LLC Agreement” means the Amended and Restated Operating Agreement of the Company, as amended from time to time.

“LLC Interest” means a limited liability company interest in the Company.

“Manager” means Macquarie Infrastructure Management (USA) Inc.

“Plan” means the Macquarie Infrastructure Company LLC Independent Directors Equity Plan, as set forth herein, as currently in effect and as amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended, and the applicable rulings and regulations thereunder.

“Share” means a share of Trust Stock for so long as the Trust holds all of the LLC Interests of the Company and otherwise means an LLC Interest.

“Subsidiary” means a domestic or foreign corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation’s board of directors or analogous governing body.

“Trust” means Macquarie Infrastructure Company Trust, a Delaware statutory trust, or any successor thereto.

“Trust Stock” means a share representing an undivided beneficial interest in the Trust. Each such interest corresponds to one underlying LLC Interest.

“$” means United States dollars.

3.	Administration

(a)  Generally. The Plan shall be administered by the Chairman of the Board, who may adopt rules and regulations he considers necessary or appropriate to carry out the Plan’s purposes; provided, however, that if the acting Chairman of the Board is eligible for any Awards under the Plan, the Plan shall be administered by the most senior member of the Board with respect to length of service who is not eligible for any Awards under the Plan. The Administrator has the full power and authority, subject to the express provisions hereof, to construe and interpret the Plan, and any construction or interpretation by the Administrator shall be final, binding and conclusive for all purposes and upon all persons interested therein. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, or in connection with, any Award shall be determined by the Administrator, and any determination by the Administrator under the Plan or any interpretation by the Administrator of the terms of any Award shall be final, binding and conclusive for all purposes and upon all persons interested therein.

(b)  Delegation of Authority. The Administrator may from time to time delegate some or all of his authority under the Plan to an officer of the Company, any such delegation to be subject to the restrictions and limits that the Administrator specifies at the time of such delegation or thereafter. References in the Plan to the “Administrator” shall, to the extent consistent with the terms and limitations of any such delegation, be deemed to include a reference to any designee to which authority hereunder has been delegated.

4.	Shares Issued under the Plan

Shares to be issued under the Plan may be authorized and unissued Shares, issued Shares that have been reacquired by the Company or the Trust, if applicable (in the open-market or in private transactions), that are being held in treasury, or a combination thereof.

5.	Eligibility

Director Stock Units shall be granted only to Independent Directors.

6.	Terms and Conditions of the Director Stock Units

(a) Generally. Each Independent Director shall receive an Award of Director Stock Units as provided in this Section 6, as of the date of the closing of the IPO and as of the date of each Annual Meeting, commencing with the 2005 Annual Meeting.

(b)  IPO Grant. As of the date of the IPO, each Independent Director shall receive a number of Director Stock Units determined by dividing (i) a pro rata portion of the Annual Grant calculated by multiplying (A) $150,000 by (B) a fraction, the numerator of which is the number of days remaining in the 2004 calendar year beginning on the date of closing of the IPO plus the number of days in the 2005 calendar year prior to the 2005 Annual Meeting and the denominator of which is 365 by (ii) the initial public offering price of one Share on the date of the IPO (referred to herein as the “IPO Grant”). In accordance with the foregoing, the date of grant of such IPO Grant shall be the date of closing of the IPO.

(c)  Annual Grants of Director Stock Units. As of the date of each Annual Meeting, commencing with the 2005 Annual Meeting, each Independent Director shall automatically receive a number of Director Stock Units determined by dividing (i) $150,000 by (ii) the Fair Market Value of one Share on the date of the relevant Annual Meeting (referred to herein as an “Annual Grant”). In accordance with the foregoing, the date of grant of any such Annual Grant shall be the date of the relevant Annual Meeting.

(d)  Award Agreement. The terms and conditions of each grant of Director Stock Units under the Plan shall be embodied in an award agreement or a notice of an award, which shall incorporate the Plan by reference, indicate the date on which the Director Stock Units were granted and the number of Director Stock Units granted on such date. An award agreement or a notice of an award shall be in a form attached hereto as Exhibit A or any other form acceptable to the Administrator, and may be in written, electronic or other media and may be limited to a notation on the books and records of the Company. Furthermore, unless the Administrator requires otherwise, an award agreement or a notice of award need not be signed by a representative of the Company or the Trust, if applicable, or the Independent Director receiving an Award. In the event of any conflict or inconsistency between the Plan and any award agreement, the Plan shall govern and the award agreement or notice of an award shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(e)  Vesting of Annual Grants and IPO Grant. Conditioned upon the Independent Director’s continued service with the Board as of the vesting date, any Annual Grants shall become fully vested on the earliest to occur of: (i) the day immediately preceding the next Annual Meeting after the Award has been granted; (ii) the termination of the Independent Director’s service on the Board by reason of death or disability; or (iii) the first date on which a Business Combination occurs. Conditioned upon the Independent Director’s continued service with the Board as of the vesting date, any IPO Grant shall become fully vested on the earliest to occur of: (i) the day immediately preceding the 2005 Annual Meeting; (ii) the termination of the Independent Director’s service on the Board by reason of death or disability; or (iii) the first date on which a Business Combination occurs.

(f)  Effect of Termination of Service. All Director Stock Units shall terminate and be forfeited without any obligation on the part of the Company or the Trust, if applicable, upon the termination of an Independent Director’s service as a member of the Board prior to the date on which such Director Stock Units vest in accordance with Section 6(e) above. The Award shall be forfeited as of the date of termination of service.

(g)  Accounts; No Interest; No Rights to any Dividends. As of any date as of which an Independent Director is granted Director Stock Units, the Director Account of such Independent Director will be credited with the number of Director Stock Units so granted. No interest shall accrue or be credited to a Director Account. In the event that the Company causes the payment of any cash or other dividend or causes any other distribution to be made in respect of Shares, no such dividend or distribution shall accrue or be credited to any Director Stock Units.

(h)  Settlement. As soon as practicable following the vesting of Director Stock Units as provided in 6(e) above, the number of Director Stock Units in the Director Account shall be settled by delivery to the respective Independent Director of the number of Shares corresponding to such Director Stock Units (as evidenced by the appropriate entry on the books of the Company, Trust or a duly authorized transfer agent thereof), provided that such number shall be rounded down to the nearest whole Share. The Shares as to which an Award is settled shall be registered in the name of the Independent Director, or, if applicable in the event of a termination of service due to death, in the names of the heirs of the Independent Director. A Director Stock Unit shall be settled exclusively in a whole number of Shares, as Director Stock Units may not be settled in cash or any other kind of consideration. The Shares as to which an Award is settled shall not be subject to any restrictions on transfer other than any restriction as may be required pursuant to Section 11(d) below or any applicable law, rule or regulation.

(i)  No Rights as an Owner of Shares.  The crediting of Director Stock Units to a Director Account shall not confer on the relevant Independent Director any rights as an owner of Shares. An Independent Director shall have no such rights (including any rights to receive any dividends) until the date of issuance of Shares (as evidenced by the appropriate entry on the books of the Company, Trust or a duly authorized transfer agent thereof).

7.	Nontransferability of the Award

Director Stock Units (including interests in a Director Account) may not be transferred, pledged, assigned or otherwise disposed of except by will or by the laws of descent and distribution or pursuant to a domestic relations order.

8.	Term of the Plan

The Plan shall become effective on the date on which the Plan is approved by the shareholders of the Shares, following its approval by the Administrator. Unless terminated earlier in accordance with Section 9 below, the Plan shall expire on the tenth (10th) anniversary of such approval, except with respect to Awards then outstanding. Awards may not be granted under the Plan after the tenth (10th) anniversary of the date on which the Plan became effective.

9.	Amendment and Termination of the Plan

Notwithstanding anything herein to the contrary, the Administrator may at any time or, from time to time amend, modify or suspend the Plan in whole or in part, including, without limitation, to amend the provisions for determining the amount of Director Stock Units to be issued to an Independent Director; provided, however, that no termination, amendment, modification or suspension of the Plan shall materially and adversely alter or impair the rights of an Independent Director in any Award previously made under the Plan without the consent of the holder thereof unless otherwise permitted or unless the Company considers an amendment necessary or advisable to comply with any legal requirements or to ensure that any Awards are not subject to federal, state or local income tax prior to vesting or settlement, as applicable (including, without limitation, any amendment to the definition of “Business Combination” based on the Treasury regulations under The American Jobs Creation Act of 2004), and no amendment which materially amends the Plan and which requires approval by the shareholders of the Shares shall be effective without such approval.

10.	Adjustment of and Changes in Shares

Notwithstanding any provision of the Plan or any award document, the number and kind of Shares authorized for issuance hereunder shall be equitably adjusted in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, extraordinary dividend, split-up, spin-off, combination, exchange of shares, warrants or rights offering or other similar corporate event affecting the Shares in order to preserve, but not increase, the benefits or potential benefits intended to be made available under the Plan. In addition, upon the occurrence of any of the foregoing events, the number of outstanding Awards and the number and kind of Shares subject to any outstanding Award under any outstanding Award may be equitably adjusted in the sole discretion of the Company in order to preserve the benefits or potential benefits intended to be made available to Independent Directors granted Awards. Such adjustments shall be made by the Company, in its sole discretion, whose determination as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Company, such adjusted Awards shall be subject to the same restrictions and vesting or settlement schedule to which the underlying Award is subject. The Company’s determination as to what, if any, adjustments shall be made shall be final and binding on all persons affected thereby.

11.	Miscellaneous

(a) Tax Withholding. The Company (on behalf of the Trust, if applicable) shall have the right, prior to the delivery of any Shares to be issued upon settlement of an Award, to require the Independent Director to remit to the Company (or the Trust if applicable) an amount sufficient to satisfy any Federal, state or local tax withholding requirements. The Company (on behalf of the Trust, if applicable) may permit the Independent Director to satisfy, in whole or in part, such obligation to remit taxes, by directing the Company to withhold Shares that would otherwise be received by the Independent Director, pursuant to such rules as the Administrator may establish from time to time. If the Independent Director does not remit to the Company an amount sufficient to satisfy any Federal, state of local tax withholding requirements prior to five days before the delivery of such Shares, the Company shall withhold Shares to the extent necessary to satisfy such withholding requirements.

(b) No Right to Re-election. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any of its members for re-election by the Company’s members, nor confer upon any Independent Director the right to remain a member of the Board for any period of time or at any particular rate of compensation.

(c) Unfunded Plan.  The Plan is unfunded. Prior to the payment or settlement of any Award of Director Stock Units, nothing contained herein shall give any Independent Director any rights that are greater than those of a general creditor of the Company (or the Trust, if applicable). In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares with respect to Awards hereunder.

(d) Securities Law Restrictions. An Award may not be settled and no Shares may be issued in connection with an Award unless the issuance of such Shares has been registered under the Securities Act and qualified under applicable state “blue sky” laws and any applicable foreign securities laws, or the Company has determined that an exemption from registration and from qualification under such state “blue sky” laws is available. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange or market upon which the Shares are then listed or traded and any applicable securities law, and the Company, may cause a legend or legends to be put on any such Shares to make appropriate reference to such restrictions. The Shares delivered in settlement of Director Stock Units shall also be subject to any restrictions imposed by any trading policy of the Company or any lock-up agreement between the Company and any underwriter that restricts or prohibits transactions in Shares for any period of time.

(e) Headings. The headings of Sections and subsections in the Plan are included solely for convenience of reference and shall not affect the meaning of any of the provisions in the Plan.

(f) Governing Law. The Plan and all agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

Exhibit A

MACQUARIE INFRASTRUCTURE COMPANY LLC
INDEPENDENT DIRECTORS EQUITY PLAN

Notice of Award of Director Stock Units

Macquarie Infrastructure Company LLC (the “Company”) has adopted the Macquarie Infrastructure Company LLC Independent Directors Equity Plan (the “Plan”) to promote the long-term growth and financial success of the Company by attracting, motivating and retaining independent directors of outstanding ability.

This Notice of Award sets forth the terms and conditions of an Award of Director Stock Units under the Plan. Annex A of this Notice of Award (“Annex A”) names the Independent Director to whom the Director Stock Units are granted (the “Participant”) and sets forth the applicable date of grant and the number of Director Stock Units subject to the Award.

This Notice of Award and the Director Stock Units granted hereby shall be subject to the Plan, the terms of which are incorporated herein by reference, and in the event of any conflict or inconsistency between the Plan and this Notice of Award, the Plan shall govern.

Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan, a copy of which has been furnished to the Participant.

The Company may not modify the Award in a manner that would materially alter or impair your rights in the Director Stock Units without your consent; provided, however, that the Company may, without your consent, amend or modify the Award in any manner that the Company considers necessary or advisable to comply with any legal requirement or to ensure that the Director Stock Units are not subject to federal, state or local income tax prior to vesting or settlement. The Company will notify you of any amendment of the Director Stock Units that affects your rights.

Please acknowledge your acceptance of the terms and conditions of this Notice of Award by signing both originals in the space provided below and returning one of the originals to the Company.

MACQUARIE INFRASTRUCTURE COMPANY LLC

______________________________ By: Name: Title:

Accepted and Agreed:

______________________________
[INDEPENDENT DIRECTOR]

ANNEX A

Participant:
Date of Grant:
Number of Director Stock Units Awarded to Independent Director: